Exhibit 99.2

The New Industry Standard for Immersive Wireless Sound NASDAQ: WISA Q2 2021 Reported as of August 10, 2021

2 NASDAQ: WISA Forward Looking Statements This presentation of Summit Wireless Technologies, Inc . (NASDAQ : WISA) (the “Company” or “WISA”) contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business including, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission, including those described in “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2020 filed with the SEC, as revised or updated for any material changes described in any subsequently - filed Quarterly Reports on Form 10 - Q, including the one we anticipate filing with the SEC on August 10 , 2021 . The information in this presentation is as of the date hereof and the Company undertakes no obligations to update unless required to do so by law . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Tra nsm itter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2021 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are tra demarks of Summit Wireless Technologies, Inc., SoundSend, The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certifi cat ion marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and pro duct names are the intellectual property of their respective owners.

3 NASDAQ: WISA Strong Q2 2021 Accomplishments • Won 5 th TV brand • Launched SoundSend Android TV app for Sony, Toshiba, Sharp, Hisense, Insignia, etc. • Increased adoption: 2M visitors expected in 2021 • Opened first WiSA storefront www.amazon.com/wisa • Joined Russell Microcap® Index • Raised $10M gross proceeds in July

4 NASDAQ: WISA Why Now? Revenue Growth YOY 26,200 365,800 ~ 2,000,000 2019 A 2020 A 2021 E Annual Website Traffic number of visitors 31% 41% ~ 180% 2019 A 2020 A 2021 E

5 NASDAQ: WISA Markets and sells ASICS, modules & IP that is integrated into leading TV & speaker brands Association with 70+ leading CE brands implementing WiSA global interoperability standard Summit Wireless NASDAQ: WISA Summit Wireless Summit Wireless is a leading provider of immersive, wireless sound technology for intelligent devices & next - generation home entertainment systems 5

6 NASDAQ: WISA WiSA Association: Building a Standard The WiSA Association has 70+ member brands implementing worldwide standards for high definition, multi - channel, low latency audio using our WiSA global interoperability standard iPhone AVRs TVs XBOX Windows 10 Surface Pro Consumers Win • - Greater simplicity - • - Greater access to content - • - Lower cost to enable - The Evolution of Sound Personal Whole House Immersive Sound

7 NASDAQ: WISA 2021 Shipping Display Brands System Audio A/S 2021 Shipping Soundbar & Speaker Brands 7 Strategic Partners 25+ Brands Shipping Summit Wireless’ Technology 6 th Display Brand

8 NASDAQ: WISA Today’s Sound Experience Options WiSA’s Advantage • Better Sound Field • Simple Installation • Lower Prices Soundbar TV Soundbar + Subwoofer Soundbar + Subwoofer + Simulated Dolby Digital/Atmos $799 $1,300 $1,800 $899+ Premium Soundbar Systems (i.e. Sony/ Sonos /Bose) WiSA Discreet Speakers / Spatial Sound Home Theater

9 NASDAQ: WISA WiSA Wave • 2M visitors projected for 2021 • Amazon Storefront increases ease of WiSA Certified TM sale SoundSend universal, low - cost WiSA connectivity Discovery: Next - Gen Wi - Fi Module Wi - Fi tech broadening the market through lower cost 9 Primary Growth Drivers

10 NASDAQ: WISA WiSA’s Award - Winning Unifier Your Smart TV WiSA SoundSend Amazing Speakers Works with 100s of millions of TVs with ARC/ eARC Universal transmitter easily connects to your TV and sends HD audio to speakers Amazing WiSA Certified speakers from great brands NASDAQ: WISA

11 NASDAQ: WISA WiSA Wave Benefits Brands and Consumers 26,200 365,800 ~ 2,000,000 2019 A 2020 A 2021 E Annual Website Traffic number of visitors Brands: • Ad cost covers multiple brands • Displays WiSA as a Category Consumers: • Educates on WiSA benefits • Directs them to “learn more” or shopping sites Marketing: • Identifies an audio consumer • Tags a consumer for remarketing Reseller: • Facilitates consumer buying

12 NASDAQ: WISA WiSA Wave Leveraging Digital Marketing 12 Brands or retailers remarket using WiSA Wave analytics. For example: • Demographics • Geography • Repeat visitors • Shoppers vs researchers • Time on site • Consumer vs audiophile shopper

13 NASDAQ: WISA Expanding the Ecosystem Establishing Various Price Points Audiophile Brands $1,098 - $1,495 $799 - $999 $2,000 - $20,000 Opening Retail Storefronts www.amazon.com/wisa Mainstream Entry Level Milan 5.1 with WiSA SoundSend

14 NASDAQ: WISA • Next Gen Expands to IoT and IP Licensing • Immersive Sound Expands to Wi - Fi enabled smart devices: • Soundbars with Wireless Speakers • Smart TVs • Smart Speakers • Smart Phones • Tablets • Gaming PCs and Consoles • IoT Devices • Headphones • Technology that Can Scale • Wi - Fi compliant (2.4GHz); 4 Channels • Wi - Fi compliant (5GHz); 8 Channels Beyond Premium Audio: Driving 2022 Growth Home Entertainment Mobile Discovery: Next - Gen Wi - Fi Module

15 NASDAQ: WISA Large, Growing Wireless Markets * Management estimates Factors: Content availability, simplicity for the consumer, price, multiple brands Audio Configuration Gen 1: 5.1Gen 2: 5.1 WW Smart TVs (Ms) 90 269 Audio Attach Rate 15% 30% Audio Systems Sold (Ms) 14 81 WiSA Share 10% 50% WiSA Systems (Ms) 1.4 40.4 Speakers per configuration 6 3 Transmitters per system 1.0 0.5 Module TAM (Ms) 9.5 141.2 Module ASP ($ per unit) $9.00 $4.00 Rev. TAM (Ms of $) $85 $565 Projected TAM*

16 NASDAQ: WISA 354% Q2 2021 Revenue Growth $0.3 $1.6 $1.7 $2.4 $6.5 to $7.0 Q2 '20A Q2 '21A 2019A 2020A 2021E 18% Revenue & Gross Margin ($ in M) Q2 ‘21 • $1.6M revenue, up 350+% vs. Q2 ’20 • 29.0% gross margin, up from 3.4% in Q2 ‘20 • $3.3M opex , including $0.4M of non - cash, vs. $2.0M, including $0.1M of non - cash in Q2 ’20 • $3.4M net loss, including $0.6M of non - cash “other expense” vs. $3.4M in Q2 ‘20 2021 Guidance • $6.5M to $7.0M revenue, up 180+% vs. 2020 • 28% to 30% gross margin • ~$12.8M opex , w/~$1.4M in non - cash charges 16 28% to 30% - 4% 29% 3%

17 NASDAQ: WISA Expanding WiSA Ecosystem Driving Growth More Consumers More Speaker Brands More Products Lower Entry Prices More TV Integration Driving Revenue Growth NASDAQ: WISA Joined Russel Microcap® Index Strengthening Balance Sheet Cash & Cash Equivalents • $10.3M at 6/30/21 • $9.2M net cash raised in July • $13M - $15M expected at 12/31/21 Well Capitalized for 2022

18 NASDAQ: WISA 31% 41% ~ 180% 2019 A 2020 A 2021 E Expanding Ecosystem, Fueling Growth • Building the standard, like HDMI • Protected IP and WiSA trademark Immersive Sound • Soundbars, Smart TVs, Wireless Speakers, Headphones, Smartphones Huge Market Opportunity • ~900k website visitors through H1 2021 • ~2M website visitors expected in 2021 Increasing WiSA Adoption • WiSA Wave engaging consumers • New Amazon storefront Improved, Proven Market Strategy • 180% FY 2021 revenue growth expected • 30% long - term goal for gross margin Driving Revenue and Gross Margin Growth 26 366 ~ 2,000 2019 A 2020 A 2021 E # of Website Visitors Revenue Growth YOY